UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2020

Atossa Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuance to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	Nasdaq Capital Market

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On April 9, 2020, Atossa Therapeutics, Inc. (the “Company”) granted the following stock options (the “2020 Performance Options”) to executives of the Company: (i) to Dr. Steven C. Quay, Chairman of the Board, President and Chief Executive Officer, an option to purchase 1,500,000 shares of Company Common Stock, 195,000 of which were granted under the Company’s 2010 Stock Option and Incentive Plan (the “2010 Plan”) and 1,305,000 of which were granted under the Company’s 2020 Stock Incentive Plan (the “2020 Plan”); and (ii) to Kyle Guse, Chief Financial Officer, General Counsel and Secretary, an option to purchase 590,000 shares of Company Common Stock, 195,000 of which were granted under the 2010 Plan and 395,000 of which were granted under the 2020 Plan.

The 2020 Performance Options have an exercise price equal to fair market value of the Company’s Common Stock on the date of grant which was $1.48 per share. The 2020 Performance Options vest quarterly over two years; however, vesting shall accelerate with respect to 50% of any unvested options granted under the 2020 Plan upon FDA approval of certain therapies. The 2020 Performance Options are subject to the option agreements and employment agreements with the executives. Notwithstanding the foregoing, options granted under the 2020 Plan are not exercisable unless and until the Company’s stockholders approve the 2020 Plan and they automatically expire and terminate if stockholder approval is not obtained within one year of grant.

The above actions were unanimously approved by the Compensation Committee of the Board of Directors and the independent members of the Board.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of 2020 Option Award Agreement

* * *

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2020	Atossa Therapeutics, Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary